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    SUPPLEMENT TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

                       WARBURG PINCUS MUNICIPAL BOND FUND
               WARBURG PINCUS STRATEGIC GLOBAL FIXED INCOME FUND
                   WARBURG PINCUS U.S. CORE FIXED INCOME FUND

The following information supersedes certain information in the Funds' Prospectuses and Statements of Additional Information.

Effective June 23, 1999, the Credit Suisse Asset Management Fixed Income Management Team, which is responsible for the day-to-day management of the Funds, consists of the following investment professionals: William P. Sterling (Managing Director), Gregg M. Diliberto (Managing Director), Dilip K. Rasgotra (Managing Director, CSAM Limited -- Warburg Pincus Strategic Global Fixed Income Fund only), Mark K. Silverstein (Managing Director) and Jo Ann Corkran (Director). Robert J. Moore, Diane Damskey, Ira Edelblum and Robert W. Justich, who had been members of the Team, have resigned from the Funds' investment adviser.

Dated: June 28, 1999                                                 16-0699 for
                                                                           WPBDT
                                                                           WPCOR